UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2015

PACIRA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35060	51-0619477
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5 Sylvan Way, Suite 300, Parsippany, New Jersey 07054

(Address of principal executive offices) (Zip Code)

(973) 254-3560

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                            Other Events.

On September 8, 2015, Pacira Pharmaceuticals, Inc. (“Pacira”) filed a lawsuit against the U.S. Food and Drug Administration (FDA) seeking to exercise its lawful rights to communicate truthful and non-misleading information about its flagship product, EXPAREL® (bupivacaine liposome injectable suspension). The complaint and motions relating to the case are available on Pacira’s website at http://phx.corporate-ir.net/phoenix.zhtml?c=220759&p=irol-lawsuit.

A copy of the press release regarding the lawsuit is attached as Exhibit 99.1 hereto.

Item 9.01.         Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1	Press Release dated September 8, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacira Pharmaceuticals, Inc.

Date: September 10, 2015	By:	/s/ James Scibetta
James Scibetta Senior Vice President, Chief Financial Officer and Head of Technical Operations

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated September 8, 2015.